                                 JOINDER AGREEMENT


          This JOINDER AGREEMENT, dated as of September 25, 1997 (this "JOINDER AGREEMENT"), is entered into by and among SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation ("SIERRA MANAGEMENT"), SIERRA PRIMARY CARE MEDICAL GROUP, INC., a California professional corporation ("SIERRA PRIMARY CARE"), Gregg DeNicola, M.D. ("DENICOLA"), Prospect Medical Holdings, Inc., a Delaware corporation ("HOLDINGS"), Prospect Medical Systems, Inc., a Delaware corporation ("SYSTEMS"), Prospect Medical Group, Inc., a California professional corporation ("GROUP"), Santa Ana/Tustin Physicians Group, Inc., a California professional corporation ("SANTA ANA/TUSTIN"), and IMPERIAL BANK, a California banking corporation ("BANK"), with reference to the following facts:

          A. The parties hereto (other than Sierra Management and Sierra Primary Care) have previously entered into that certain Amended and Restated Credit Succession Agreement, dated as of July 14, 1997 (the "AGREEMENT").

          B. Pursuant to the acquisition of Sierra Primary Care by Group, Holdings formed Sierra Management as a new wholly-owned subsidiary.

          C. Pursuant to the terms of the Agreement, Sierra Management and Sierra Primary Care are required to execute, among other documents, a joinder agreement in order to become parties to the Agreement.

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

          1.   JOINDER OF SIERRA MANAGEMENT AND SIERRA PRIMARY CARE.

               (a) JOINDER OF SIERRA MANAGEMENT. Pursuant to Section 11(a) of the Agreement, Sierra Management hereby agrees that it is a Management Company under the Agreement as if a signatory thereof on the date of its execution, and Sierra Management shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements, obligations, and waivers set forth therein. Sierra Management hereby agrees that each reference to a "Management Company" or "Management Companies" in the Agreement shall include Sierra Management. Sierra Management hereby acknowledges that it has received a copy of the Agreement and that it has read and understands the terms thereof.

               (b) JOINDER OF SIERRA PRIMARY CARE. Pursuant to Section 11(a) of the Agreement, Sierra Primary Care hereby agrees that it is a Professional Corporation under the Agreement as if a signatory thereof on the date of its execution, and Sierra Primary Care shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements, obligations, and waivers set forth therein. Sierra


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Primary Care hereby agrees that each reference to a "Professional Corporation"
or "Professional Corporations" in the Agreement shall include Sierra Management. Sierra Management hereby acknowledges that it has received a copy of the Agreement and that it has read and understands the terms thereof.

               (c) SCHEDULES. Attached hereto are updated copies of each Schedule referenced in the Agreement revised to include all information required to be provided therein with respect to (and only with respect to) Sierra Management and Sierra Primary Care.

          2. EFFECTIVENESS. This Agreement shall become effective upon receipt by Bank of (i) the original stock certificates evidencing all of the issued and outstanding capital stock of Sierra Primary Care owned by Group, together with a stock power with respect thereto, duly executed in blank, undated, by Group, (ii) a counterpart hereof, duly executed by each of the parties hereto, and (iii) any other agreement or document required to be delivered in accordance with the terms and conditions of the Agreement.

          3.   GENERAL PROVISIONS.

               (a) REPRESENTATIONS AND WARRANTIES. Each PC Shareholder and each Professional Corporation hereby confirms that each representation and warranty made by it under the Agreement is true and correct in all material respects as of the date hereof and that no Succession Event has occurred or is continuing under the Agreement. Each PC Shareholder and each Professional Corporation hereby represents and warrants that as of the date hereof there are no claims or offsets against, or defenses or counterclaims to, their respective obligations under the Agreement.

               (b) LIMITED EFFECT. Except as supplemented hereby, the Agreement shall continue to be, and shall remain, in full force and effect. This Joinder Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or
(ii) to prejudice any right or rights which Bank may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

               (c) COUNTERPARTS. This Joinder Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               (d) DEFINITIONS. All initially capitalized terms used and not defined herein shall have the meanings given thereto in the Agreement.

               (e) GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE


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

WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF the undersigned hereby causes this Joinder Agreement to be executed and delivered as of the date first above written.


                                             /s/ Gregg DeNicola
                                        ----------------------------------------
                                             GREGG DENICOLA


                                        SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.


                                        By: /s/ Gregg DeNicola
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


                                        PROSPECT MEDICAL HOLDINGS, INC.


                                        By: /s/ Thomas A. Maloof
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


                                        PROSPECT MEDICAL SYSTEMS, INC.


                                        By: /s/ Thomas A. Maloof
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


                                        PROSPECT MEDICAL GROUP, INC.


                                        By: /s/ Gregg DeNicola
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


                                        SIERRA MEDICAL MANAGEMENT, INC.


                                        By: /s/ Thomas A. Maloof
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------


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                                        SIERRA PRIMARY CARE MEDICAL GROUP, INC.


                                        By: /s/ Gregg DeNicola
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


                                        IMPERIAL BANK


                                        By: /s/ Mark W. Campbell
                                           -------------------------------------
                                        Title: SVP
                                              ----------------------------------


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